© 2014 American Capital Agency Corp. All Rights Reserved. © 2014 American Capital Mortgage Investment Corp. All Rights Reserved. 2014 MORTGAGE REIT DAY OCTOBER 1, 2014

2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from such forecasts due to the impact of many factors beyond the control of American Capital Agency Corp. (“AGNC”) and American Capital Mortgage Investment Corp. (“MTGE”). All forward-looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. AGNC and MTGE disclaim any obligation to update such forward-looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about AGNC and MTGE. They should be read in conjunction with our periodic reports that are filed from time to time with the SEC. Historical results discussed in this presentation are not indicative of future results. SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR STATEMENT

© 2014 American Capital Agency Corp. All Rights Reserved. © 2014 American Capital Mortgage Investment Corp. All Rights Reserved. AGNC: THE VALUE PROPOSITION OCTOBER 1, 2014

2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from such forecasts due to the impact of many factors beyond the control of American Capital Agency Corp. (“AGNC”) and American Capital Mortgage Investment Corp. (“MTGE”). All forward-looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. AGNC and MTGE disclaim any obligation to update such forward-looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about AGNC and MTGE. They should be read in conjunction with our periodic reports that are filed from time to time with the SEC. Historical results discussed in this presentation are not indicative of future results. SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR STATEMENT

* As of June 30, 2014 unless otherwise indicated 1. As of July 30, 2014 2. “Net Asset Value” and “Total Equity Capital” are net of the 8.000% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) liquidation preference of $173 million and the 7.750% Series B Cumulative Redeemable Preferred Stock (“Series B Preferred Stock”) liquidation preference of $175 million 3 Summary American Capital Agency Corp. is a real estate investment trust that invests in and manages a levered portfolio of residential mortgage securities for which the principal and interest payments are guaranteed by a U.S. government-sponsored entity (Fannie Mae, Freddie Mac) or a U.S. government agency (Ginnie Mae). Our Investment Strategy ♦ Invest across the Agency MBS universe ♦ Relative value approach to asset selection ♦ Actively manage the portfolio ♦ Leverage and hedging strategies that are actively managed based on portfolio composition and market risks Our Team ♦ Senior investment professionals have worked together for the majority of their careers and, on average, have 20 years of investment experience across the residential mortgage universe ♦ Previously managed one of the world’s largest portfolios of residential mortgage related investments Our Fee Structure ♦ 1.25% on equity ♦ No incentive fee ABOUT AMERICAN CAPITAL AGENCY CORP. IPO DATE: MAY 2008 IPO PRICE: $20.00 TOTAL DIVIDENDS PAID / DECLARED SINCE IPO1: $28.91 NET ASSET VALUE PER SHARE2: $26.26 TOTAL EQUITY CAPITAL2: $9.3 BILLION STOCK TICKER: AGNC EXCHANGE:

Summary American Capital Mortgage Investment Corp. is an externally managed mortgage REIT formed to invest throughout the total mortgage market including both agency and non-agency sectors Our Investment Objective ♦ Provide attractive risk-adjusted returns to our investors over the long-term through a combination of dividends and capital appreciation Guiding Principles ♦ Asset selection is the most important driver of returns ♦ Patience is critical when committing capital in the non-agency space ♦ Capital allocation between agency and non-agency mortgages must be dynamic and incorporate risk/return projections, macro- economic factors and liquidity considerations ♦ Repositioning assets and hedges is necessary to respond to changing market conditions ♦ As a levered investor, protecting our book value against significant declines is critical Our Fee Structure ♦ 1.50% on equity ♦ No incentive fee 4 ABOUT AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. IPO DATE AUGUST 2011 IPO PRICE $20.00 TOTAL DIVIDENDS PAID / DECLARED SINCE IPO1: $8.95 NET ASSET VALUE PER SHARE2: $22.73 TOTAL EQUITY CAPITAL2: $1.2B STOCK TICKER: MTGE EXCHANGE: * As of June 30, 2014 unless otherwise indicated 1. As of July 30, 2014 2. “Net Asset Value” and “Total Equity Capital” are net of the 8.125% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) liquidation preference of $55 million

Industry leading economic returns over a wide range of economic and interest rate environments Actively managed asset selection, hedging, and funding strategies designed to balance risk and return objectives and mitigate book value exposure to large changes in interest rates Industry leading disclosure coupled with a demonstrated track record of shareholder friendly issuance and repurchase activity Market cap with sufficient economies of scale and the float and liquidity necessary to attract investors of all types and sizes Performance Risk Management Transparent Shareholder Focused Management Team Scale and Liquidity WHILE MAXIMIZING STOCKHOLDER RETURNS CLEARLY BEGINS WITH ECONOMIC PERFORMANCE, THE IMPORTANCE OF BEST IN CLASS RISK MANAGEMENT, SCALE (LIQUIDITY), AND A TRANSPARENT SHAREHOLDER FOCUSED MANAGEMENT TEAM IS ALSO CRITICAL THE VALUE PROPOSITION FOR INVESTORS 5

INDUSTRY LEADING PERFORMANCE

7 ♦ While short term repo rates haves remained low since the crisis, we have experienced substantial volatility in both intermediate and longer term interest rates  Three episodes where 5 and 10 year rates have increased over 100 bps ♦ The mortgage market has seen dramatic changes with respect to the prepayment landscape creating a dynamic where positions that performed well in one environment were often the worst performer a few quarters later  2009 - Highest coupon, weakest credit pools significantly outperformed  2010 Q1 - High coupon, weak credit pools were severely impacted by the GSE buyouts of delinquent loans  2010 Q2/Q3 - Stronger credit, newer originations underperformed as mortgage rates fell and prepayment fears spiked  2010 Q4 - Higher coupons were the best performers when rates rose dramatically and hedging practices were critical  2011/2012 - Prepayment protected securities, such as lower loan balance and HARP securities, were critical to performance for most of the period  2013 - Lower coupons and prepayment protected securities were the worst performers and active portfolio rebalancing was critical ♦ The FED’s involvement in the mortgage and Treasury markets has magnified rate, prepayment and spread volatility POST CRISES MARKET LANDSCAPE HAS NOT BEEN BENIGN 10 Yr U.S. Treasury Rate vs. FN/FR 30 Yr Prepayment Rate 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 0% 5% 10% 15% 20% 25% 30% 35% 40% F N/ F R 3 0 Y r P re p a y m e n t Ra te FN/FR 30 Yr Prepayment Rate 10 Yr U.S. Treasury Yield Benign Prepayment Speeds GSE Buyouts High Refi Risk Fast Prepayments Interest Rate Selloff / Benign Prepay Speeds QE3 Tapering Concern Moderate Economic Growth 1 0 Y r U .S . Tr e asu ry R at e 2 1. Source: JPM 2. Source: www.federalreserve.gov 1

-2.3% 60.6% 32.7% 37.4% 32.2% -12.5% 15.2% 175.9% 18.0% -50% -25% 0% 25% 50% 75% 100% 125% 150% 175% 200% IPO - Dec 2008 Annualized 2009 2010 2011 2012 2013 2014 YTD ITD ITD Annualized 1. Not Annualized 8 AGNC’S CUMULATIVE ECONOMIC RETURN (QUARTERLY DIVIDENDS PLUS CHANGES IN BOOK VALUE) HAS TOTALED APPROXIMATELY 176% SINCE ITS MAY 2008 IPO, OR 18% ANNUALIZED, DESPITE THE INCLUSION OF 2013 LOSSES AGNC’S ECONOMIC RETURNS HAVE BEEN VERY STRONG AGNC Economic Returns May 20, 2008 (IPO)- June 30, 2014 (May 20, 2008 IPO- June 30, 2014) (May 20, 2008 IPO- June 30, 2014) 1 Since IPO 1

AGNC Annual Economic Return Peer Comparison

Annual Economic Return [1]

Best (green) / Worst (red)

	AGNC	Peer Average [4]	Peer A	Peer B	Peer C [2]	Peer D	Peer E	Peer F
2009	60.6%	45.1%	50.8%	48.6%	N/A	17.3%	55.7%	52.9%
2010	32.7%	5.2%	6.1%	13.6%	-12.9%	7.0%	12.8%	4.7%
2011	37.4%	22.2%	20.6%	24.7%	20.7%	31.8%	18.8%	16.5%
2012	32.2%	18.3%	11.3%	16.3%	29.2%	20.4%	20.4%	12.5%
2013	-12.5%	-13.6%	-14.0%	-15.0%	-23.7%	-20.7%	1.0%	-9.2%
YTD 2014 [3]	15.2%	11.1%	14.0%	8.0%	9.5%	18.5%	7.2%	9.4%
2009 - YTD 2014 (Cumulative)	206.1%	86.0% [4]	93.3%	105.3%	N/A [2]	65.5%	136.4%	92.9%

- **AGNC's total economic return of 206% since Dec 2008 exceeded the industry peer average by more than double**
  - ✓ AGNC's total economic return exceeded that of the second best performer by nearly 70%
- **AGNC has exceeded its peer average in every full year of its existence (and Q2'14 YTD)**
- **AGNC has been the top performer in the space in four of the six periods and has never ranked worse than third**

* Peer group represents agency MBS focused REITs (In random order: NLY, CMO, HTS, ANH, ARR, CYS)

1. Economic returns calculated by taking the annual change in net asset value per common share plus dividends declared on common stock during the period over the beginning net asset value per common share. Data compiled from company filings.
2. Peer C 2009 economic return not available. Peer C economic return for the period of 2010 – YTD 2014 was 8.7% on a non-annualized basis.
3. YTD 2014 economic returns through June 2014 shown on a non-annualized basis.
4. Peer average calculated on an unweighted basis. Except for the 2009 – YTD 2014 peer average, which is weighted based on number periods available

American Capital Agency American Capital Mortgage

9

* Agency REIT Peer Index includes NLY, CMO, HTS, ANH, ARR and CYS Source: SNL Financial; 5/14/08 – 6/30/14. Total return of a security over a period, including price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of the security on the ex-dividend date 1. CYS was privately held prior to June 2009. Total Return for the period of 6/11/09 to 6/30/14 was 85.3% 2. ARR commenced Operations in Q4 2009. Total Return for the period of 11/10/09 to 6/30/14 was 11.4% 10 AGNC TOTAL STOCK RETURN 1 Year 3 Year Since Inception American Capital Agency Corp. 15.3% 27.7% 249.9% SNL U.S. Finance REIT 14.5% 26.1% 29.1% S&P 500 24.6% 58.5% 59.3% Agency REIT Peer Index* 3.0% -4.3% 65.4% Total Stock Return Inception through June 30, 2014 (Including Dividend Reinvestment) AGNC Index* NLY HTS CYS CMO ANH ARR 249.9% 65.4% 58.2% 85.5% N/A 1 127.7% 71.9% N/A 2 -100% -50% 0% 50% 100% 150% 200% 250% 300% 350% 5/14/2008 5/14/2009 5/14/2010 5/14/2011 5/14/2012 5/14/2013 5/14/2014 AGNC SNL U.S. Finance REIT S&P 500 Agency REIT Peer Index

AGNC Economic Return Compared to Hedge Fund Returns

AGNC's economic return (quarterly dividends plus changes in book value) has also significantly outpaced the returns of two indices of levered MBS oriented fixed-income hedge funds since the beginning of 2009 [4]

AGNC Economic Return w/Dividend Reinvestment vs. MBS Hedge Fund Index Returns
Dec 31, 2008 - June 30, 2014



Cumulative Returns
AGNC Economic Return w/Dividend Reinvestment
Preqin MBS Hedge Fund Index
Bloomberg MBS Hedge Fund Index
400%
350%
300%
250%
200%
150%
100%
50%
0%
324% 1
212% 2
177% 3
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14



Annualized Returns
30.0%
23.0%
20.4%
AGNC Economic Return w/Dividend Reinvestment 1
Preqin MBS Hedge Fund Index 2
Bloomberg MBS Hedge Fund Index 3

American Capital Agency | American Capital Mortgage

1. AGNC economic return assumes dividend reinvestment for comparability purposes. Dividends assumed to be reinvested on the last day of the quarter declared at the quarter-end NAV.
2. Source: Preqin. Based on the average monthly returns of hedge funds focusing on mortgage-backed securities. The monthly returns are based on the returns reported by Preqin on 9/12/14.
3. Source: Bloomberg MBS Hedge Fund Index (BBHFMARB). Index represents the capitalization-weighted monthly returns of at least 20 hedge funds included in the index as of 9/17/14. Index represents mortgage-backed arbitrage hedge funds, domiciled globally.
4. Hedge fund indices presented above may be subject to biases such as, but not limited to, selection bias, survivorship bias, and backfill bias. In addition, the underlying hedge funds may employ different investing and hedging strategies from AGNC, including investing in non-agency MBS securities, which along with the volatility of the indices and other characteristics, may lead to materially different results from AGNC. The returns of the funds included in the indices are net of applicable fees and expenses. Investors generally cannot invest directly in these indices, which are presented for reference purposes only, and their performance may not be replicated.

11

STRONG RISK MANAGEMENT

RISK MANAGEMENT OVERVIEW

THE PRIMARY OBJECTIVE OF OUR RISK MANAGEMENT ACTIONS IS NOT TO ELIMINATE RISK OR TO LOCK IN A PARTICULAR NET INTEREST MARGIN BUT TO KEEP FLUCTUATIONS IN OUR NET BOOK VALUE WITHIN REASONABLE BANDS OVER A WIDE RANGE OF INTEREST RATE SCENARIOS

- **We utilize a comprehensive approach to risk management that emphasizes careful asset selection, upfront hedging with Treasuries, swaps and swaptions and ongoing portfolio rebalancing**
- **We adjust the size and type of our hedge instruments based on the risks inherent in our assets for a given market environment**
- **While mortgage spread risk (or "basis risk") is a significant component of our business, we use asset selection and leverage to size the magnitude of this exposure**
- **We provide investors with detailed information on both our assets and hedges and provide model estimates of both our interest rate and mortgage spread exposure**

AGNC Interest Rate Sensitivity [1]
As of June 30, 2014
(based on instantaneous parallel shift in interest rates)

Interest Rate Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [3]
-100	0.1%	0%
-50	0.4%	3%
+50	-0.7%	-5%
+100	-1.5%	-11%

AGNC MBS Spread Sensitivity ("Basis Risk") [1]
As of June 30, 2014

MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [3]
-25	1.4%	10%
-10	0.5%	4%
+10	-0.5%	-4%
+25	-1.4%	-10%

American Capital Agency   American Capital Mortgage

1. Interest rate and MBS spread sensitivity are derived from models that are dependent on inputs and assumptions provided by third parties as well as by our investment team and, accordingly, actual results could differ materially from these estimates.
2. Estimated dollar change in value expressed as a percentage of the total market value of "at risk" assets
3. Estimated change as a percentage of NAV incorporates the impact of leverage

13

16.9% 15.6% 13.8% 7.4% 8.1% 8.9% 5.5% 9.4% 12.9% 8.5% 5.8% 8.2% 9.4% 5.5% 14.7% 1.2% -4.6% -8.2% 2.2% -2.7% 5.1% 9.9% -12.0% -7.0% -2.0% 3.0% 8.0% 13.0% 18.0% 23.0% Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Benign Prepayment Speeds GSE Buyouts High Refi Risk Fast Prepayments Interest Rate Selloff / Benign Prepay Speeds QE3 Tapering Concern Moderate Economic Growth 14 OUR ACTIVE AND DISCIPLINED APPROACH TO RISK MANAGEMENT HAS REDUCED BUT NOT ELIMINATED THE VOLATILITY OF AGNC’S ECONOMIC RETURN OVER TIME AGNC HISTORICAL ECONOMIC RETURN VOLATILITY 31312831303130313130313031312831303130313130313031312831303130313130313031312931303130313130313031312831303130313130313031312831303130 0% 1% 2% 3% 4% 5% Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 0 20 40 60 80 100 Fast Prepayments Interest Rate Selloff / Benign Prepay Speeds QE3 Tapering Concern High Refi Risk GSE Buyouts Benign Prepayment Speeds Moderate Economic Growth ∆ -1.31% ∆ +0.77% ∆ -1.38% ∆ -0.14% ∆ +1.26% ∆ -0.51% ∆ +1.59% 10 Yr U.S. Treasury Rate AGNC Quarterly Economic Return ♦ Active risk management is critical to containing economic losses when market conditions change rapidly ♦ AGNC has had only 3 quarters with economic losses since 2008 and the magnitude of those losses were well below some of our best quarters  AGNC has had 10 quarters since 2008 where positive economic returns exceeded 8.2%, the magnitude of its worst quarterly loss

AGNC's Worst Quarterly Economic Return Relative to Peers

The table below shows the worst quarterly economic return performance in a given calendar year for agency focused REITs

Worst Quarterly Economic Return by Year [1]

Best (green) / Worst (red)

	AGNC	Peer Average [2]	Peer A	Peer B	Peer C	Peer D	Peer E	Peer F
2009	7.4%	2.6%	7.2%	3.3%	N/A [3]	-5.3%	2.6%	5.2%
Relevant quarter:	Q4		Q4	Q4	-	Q2	Q4	Q4
2010	5.5%	-4.0%	-6.2%	0.0%	-16.9%	-2.7%	1.8%	0.1%
Relevant quarter:	Q3		Q3	Q4	Q2	Q4	Q3	Q4
2011	5.8%	2.2%	1.6%	2.2%	0.0%	4.2%	3.6%	1.4%
Relevant quarter:	Q3		Q3	Q3	Q3	Q4	Q4	Q3
2012	1.2%	-1.8%	-1.8%	-2.4%	-2.7%	-1.6%	0.0%	-2.3%
Relevant quarter:	Q4		Q4	Q4	Q4	Q4	Q4	Q4
2013	-8.2%	-13.4%	-11.6%	-18.8%	-15.7%	-18.1%	-3.6%	-12.5%
Relevant quarter:	Q2		Q2	Q2	Q2	Q2	Q2	Q2

- **AGNC's industry leading returns have been accompanied by less quarterly downside than its peers**
  - ✓ AGNC's weakest quarter in any given year has always been better than the industry average
  - ✓ AGNC's economic return in its worst quarter was stronger than the weakest quarter of every peer in every year except 2013, when it was ranked second best

American Capital Agency | American Capital Mortgage

* Peer group represents agency MBS focused REITs (In random order: NLY, CMO, HTS, ANH, ARR, CYS)
1. Data compiled from company filings
2. Peer average calculated on an unweighted basis.
3. Peer C 2009 economic return not available.

15

SCALE AND LIQUIDITY

♦ AGNC’s total operating expenses are approximately 1.56% of equity, which is low in comparison to other actively managed, levered fixed-income investors, such as hedge funds where fees are typically 1.5% of funds under management plus a 20% incentive fee 4 ♦ AGNC’s operating expenses as a percent of assets are only 18 bps, which is considerably lower than almost all passive and actively managed bond funds ♦ AGNC’s common stock has the second largest average daily trading volume of its peer group and has approximately $70 billion in assets 3.49% 2.99% 2.19% 1.77% 1.52% 1.61% 1.56% 0.51% 0.36% 0.23% 0.19% 0.17% 0.17% 0.18% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% IPO - Dec 31, 2008 2009 2010 2011 2012 2013 YTD Q2 2014 Operating Expenses as a % of Average Stockholders' Equity Operating Expenses as a % of Average Total Assets 1. Source: SNL Financial. Represents average daily trading volume for the period of 1/1/14 – 6/30/14 2. Peer group represents agency MBS focused REITs (In random order: NLY, CMO, HTS, ANH, ARR, CYS) 3. 5/20/08 IPO 4. Hedge fund data source: Preqin 17 AGNC’S GROWTH HAS REDUCED OPERATING EXPENSES, INCREASED LIQUIDITY OF ITS SHARES, AND ENHANCED ITS LEVERAGE WITH DEALER COUNTERPARTIES AND OTHER SERVICE PROVIDERS AGNC’S SCALE HAS BENEFITS TO SHAREHOLDERS AGNC’s Annualized Operating Expenses as a % of Average Stockholders’ Equity and Average Total Assets 3 2014 YTD Average Daily Trading Volume (AGNC vs. Peers) 1 ,2 ($ In Millions) $102.0 $112.6 $20.5 $17.1 $22.2 $12.2 $7.9 $0 $20 $40 $60 $80 $100 $120 AGNC Peer A Peer B Peer C Peer D Peer E Peer F

TRANSPARENT, SHAREHOLDER FOCUSED MANAGEMENT TEAM

19 ♦ Detailed breakdowns of assets, liabilities and hedges ♦ Estimates of asset duration by coupon and product type ♦ Duration gap estimates for multiple rate scenarios ♦ Estimates of mortgage spread risk ♦ AGNC also announced that it will begin disclosing monthly estimates of its NAV and will switch to a monthly dividend 1  The monthly NAV disclosure will be made for the first two months of each quarter and will be disclosed around the 15th of the following month, beginning with October 31, 2014, which will be disclosed in mid-November  Quarter end NAV (third month of each quarter) will continue to be released with AGNC’s regular quarterly earnings announcements AGNC STRIVES TO BE AN INDUSTRY LEADER WITH RESPECT TO DISCLOSURE AND TRANSPARENCY DISCLOSURE AND TRANSPARENCY 1. Dividends are subject to approval by AGNC’s Board of Directors and are not guaranteed

Source: Company filings; calculation based on 12/31/2012 common shares outstanding + follow-on issuance. 1. Agency peer group represents agency MBS focused REITs (In random order: NLY, CMO, HTS, ANH, ARR, CYS) 2. Hybrid REIT peer group represents residential agency and non-agency MBS focused REITs (In random order: TWO, IVR, DX, MITT, MFA) 20 ♦ AGNC and MTGE executed substantial share repurchases during 2013 despite the negative implications on management fee income AGNC AND MTGE HAVE A DEMONSTRATED TRACK RECORD OF EXECUTING TRANSACTIONS THAT WE BELIEVED WERE IN THE BEST INTERESTS OF SHAREHOLDERS MANAGEMENT IS SHAREHOLDER FOCUSED 10.0% 0.0% 2.5% 4.0% 7.8% 1.0% 5.4% 13.0% 0.8% 0.6% 8.0% 0.0% 1.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% AGNC Peer A Peer B Peer C Peer D Peer E Peer F MTGE Peer AA Peer BB Peer CC Peer DD Peer EE HYBRID REITS 2 AGENCY REITS 1 Percentage of Shares Repurchased During 2013

21 ♦ AGNC significantly repositioned its portfolio in 2013 away from lower coupon 30 year MBS despite the negative implications for management fee income  AGNC incurred net realized losses on MBS sales of $1.4B, which effectively reduced its management fee base by 14% ♦ AGNC/MGTE senior executive compensation is aligned with shareholder interests  Senior executives at the management company receive a significant portion of their annual compensation in the form of deferred stock in AGNC and MTGE  Senior executives have performance based bonus targets that are largely based on economic return, total stock return and price/book relative to peers MANAGEMENT IS SHAREHOLDER FOCUSED (CONTINUED)

Industry leading economic returns over a wide range of economic and interest rate environments Actively managed asset selection, hedging, and funding strategies designed to balance risk and return objectives and mitigate book value exposure to large changes in interest rates Industry leading disclosure coupled with a demonstrated track record of shareholder friendly issuance and repurchase activity Market cap with sufficient economies of scale and the float and liquidity necessary to attract investors of all types and sizes Performance Risk Management Transparent Shareholder Focused Management Team Scale and Liquidity 22 CONCLUSION MAXIMIZING STOCKHOLDER RETURNS BEGINS WITH ECONOMIC PERFORMANCE BUT ALSO REQUIRES BEST IN CLASS RISK MANAGEMENT, SCALE (LIQUIDITY), AND A TRANSPARENT, SHAREHOLDER FOCUSED MANAGEMENT TEAM

© 2014 American Capital Agency Corp. All Rights Reserved. RISK MANAGEMENT OVERVIEW OCTOBER 1, 2014

NASDAQ: AGNC 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from such forecasts due to the impact of many factors beyond the control of American Capital Agency Corp. (“AGNC”). All forward-looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. AGNC disclaims any obligation to update such forward-looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about AGNC. They should be read in conjunction with our periodic reports that are filed from time to time with the SEC. Historical results discussed in this presentation are not indicative of future results. SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR STATEMENT

NASDAQ: AGNC 3 ♦ As an investor in agency MBS, the two biggest risks we face are:  Interest rate risk, or the risk that changes in interest rates adversely impact our net asset value (“NAV”)  Spread risk, or the risk that changes in the spread between agency MBS and swap or Treasury hedges adversely impact our NAV ♦ Spread risk, although it can be minimized through asset selection and/or leverage, is a risk that is inherent to our business ♦ We actively manage our exposure to interest rate changes through the combination of asset selection and interest rate hedges ♦ The purpose of this presentation is to help investors gain greater insight into our risk management framework and philosophy RISK MANAGEMENT OVERVIEW

NASDAQ: AGNC 4 ♦ As an investor in agency MBS, spread risk is a risk that is inherent to our business  Mortgage spread risk can be mitigated, not eliminated, through a combination of asset selection and leverage management ♦ Through asset selection we can adjust our exposure to mortgage spread risk  15 year fixed rate MBS has significantly less spread risk than 30 year fixed rate MBS  IO and MSR can act as a natural hedge against mortgage spread risk but has limitations ♦ Our exposure to mortgage spread risk is dependent upon the level of interest rates, asset portfolio composition and leverage level MANAGING SPREAD RISK AGNC Estimated NAV Sensitivity (“Basis Risk”) 2 MBS Spread Shock (bps) 6/30/14 6/30/13 6/30/12 -25 10% 13% 9% -10 4% 5% 4% +10 -4% -5% -4% +25 -10% -13% 9% 1. Internal model estimates as of 9/8/14 2. Interest rate and MBS spread sensitivity are derived from models that are dependent on inputs and assumptions provided by third parties as well as by our investment team and, accordingly, actual results could differ materially from these estimates. AGNC MBS Spread Duration (Years) 1 15 Year MBS: 3% Coupon 4.8 4% Coupon 3.4 30 Year MBS: 3% Coupon 7.7 4% Coupon 6.4

NASDAQ: AGNC 5 ♦ In order to fully measure the interest rate risk in an agency MBS, it is imperative to capture both the duration and convexity characteristics of the instrument ♦ As an investor in agency MBS, we have sold interest rate options to the homeowner that give them the ability to either prepay or implicitly extend their mortgage at their discretion  The homeowner’s option to prepay or stay in their mortgage longer than anticipated creates negative convexity in agency MBS ♦ Negative convexity causes the duration of the instrument to fluctuate as interest rates change:  As interest rates decline, the negative convexity of an MBS leads to a shortening of the instrument’s duration as homeowners exercise their option to prepay their mortgage  As interest rates increase, the negative convexity of an MBS leads to a lengthening of the instrument’s duration as homeowners exercise their option to extend their mortgage ♦ We provide two estimates of our interest rate risk that capture both the duration and convexity risk in our portfolio:  NAV Sensitivity: percentage change in NAV due to a 1% change in interest rates  Duration Sensitivity: duration gap after a 1% change in interest rates MEASURING INTEREST RATE RISK

NASDAQ: AGNC Refer to the supplemental slide later in this presentation for further discussion on Duration Gap. 6 ♦ On a quarterly basis we disclose our estimated net duration gap, which represents the net duration risk of our assets, liabilities and hedges ♦ The calculation of duration gap for a mortgage backed securities is a model estimate and different models may vary substantially ♦ The calculation of the duration of hedging instruments is generally much more straightforward ♦ Example of duration gap for a 30 year Fannie 3.5% MBS hedged with a 5 year swap MBS Duration………….6.1 years Liabilities & Hedges….(4.6) years Net Duration Gap……..1.5 year ♦ However, as we will discuss, it is critical to incorporate the impact of negative convexity (the change in duration gap when interest rates change) when measuring aggregate book value exposure to changes in interest rates  It is also important to measure and manage duration risk across the yield curve DURATION GAP A duration gap of 1.5 years implies a 1.5% change in price for a 100 bp change in interest rates

NASDAQ: AGNC Refer to the supplemental slide later in this presentation for further discussion on Duration Gap. 1. Durations are expressed in years. 7 ♦ Over the last three years we have generally managed our duration gap within a band of +/- 1 year ♦ Our duration gap tends to be correlated with the level of interest rates:  When interest rates were low we maintained a very small or negative duration gap  When interest rates peaked in 2013, we operated with a larger duration gap AGNC’S HISTORICAL DURATION GAP -0.1 0.4 -0.5 -0.6 -0.2 0.4 0.5 0.9 1.5 1.2 1.0 1.88% 2.21% 1.65% 1.63% 1.76% 1.85% 2.49% 2.61% 3.03% 2.72% 2.53% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% -2.0 -1.0 0.0 1.0 2.0 3.0 1 0 Y e a r U .S . T re a ur y R a te D ur a ti on G a p ( in Y e a rs ) Net Duration Gap 10 U.S. Treasury Yield “SPOT” DURATION GAP ALONE IS AN INSUFFICIENT MEASURE OF INTEREST RATE RISK BECAUSE IT DOES NOT CAPTURE THE INCREMENTAL INTEREST RATE RISK ASSOCIATED WITH THE NEGATIVE CONVEXITY INHERENT IN ALL MORTGAGE ASSETS AGNC Net Duration Gap vs. 10 Yr U.S. Treasury Rates 1 Dec 31, 2011 - June 30, 2014

NASDAQ: AGNC Refer to the supplemental slide later in this presentation for further discussion on Duration Gap. 1. Durations are expressed in years. The +100 bps sensitivity analysis assumes an instantaneous parallel shift in interest rates and no further rebalancing actions. 8 ♦ The homeowner’s option to “extend” or “hold” their mortgage closer to the full- term in a rising rate environment creates incremental interest rate risk that is not captured in our “spot” duration gap ♦ The level of interest rates and asset composition are important drivers of extension risk ♦ In environments where we face significant extension risk, we can hedge this exposure by reducing our duration gap, increasing our use of option-based hedges like payer swaptions, or by selecting assets such as 15 year mortgages with less extension risk THE IMPACT OF EXTENSION RISK ON DURATION GAP -0.1 0.4 -0.5 -0.6 -0.2 0.4 0.5 0.9 1.5 1.2 1.0 1.5 1.5 1.1 0.9 1.9 1.7 0.7 1.2 1.8 1.6 1.7 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 D ur a ti on G a p ( in Y e a rs ) Net Duration Gap Net Duration Gap (Rates +100 bps) Shaded Area Represents Extension Risk OUR DURATION GAP NATURALLY EXTENDS AS HOMEOWNERS EXERCISE THEIR OPTION TO EXTEND THEIR MORTGAGE (SLOWER PREPAYMENTS) IN RESPONSE TO HIGHER INTEREST RATES AGNC Net Duration Gap vs. Net Duration Gap Sensitivity (Rates +100 bps) 1 Dec 31, 2011 - June 30, 2014

NASDAQ: AGNC (3.0)1 . Net Duration Gap Net Duration Gap (Rates +100 bps) Net Duration Gap (Rates +100 bps w/out swaptions) Refer to the supplemental slide later in this presentation for further discussion on Duration Gap. 1. Durations are expressed in years. The +100 bps sensitivity analysis assumes an instantaneous parallel shift in interest rates and no further rebalancing actions. 9 ♦ Swaptions can be thought of as the purchase of future duration protection for a particular interest rate environment ♦ Payer swaptions (options to enter into pay fixed swaps) are an effective tool for hedging the risk associated with a large increase in interest rates  In environments where extension risk is high, we tend to operate with a large portfolio of payer swaptions  In environments where extension risk is low, we tend to operate with a small portfolio of payer swaptions QUANTIFYING THE ROLE OF SWAPTIONS 1.6 2.1 1.4 1.1 2.3 2.7 2.3 2.5 2.9 2.0 2.1 1.5 1.5 1.1 0.9 1.9 1.7 0.7 1.2 1.8 1.6 1.7 -0.1 0.4 -0.5 -0.6 -0.2 0.4 0.5 0.9 1.5 1.2 1.0 -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 5.0 D ur a ti on G a p ( in Y e a rs ) Shaded Area Represents Protection Provided by Swaptions IN 2013, OUR LARGE SWAPTION PORTFOLIO SIGNIFICANTLY REDUCED OUR EXTENSION RISK. OUR NEED FOR PAYER SWAPTIONS IS GREATLY REDUCED IN THE CURRENT ENVIRONMENT AGNC Net Duration Gap vs. Net Duration Gap Sensitivity (Rates +100 bps) with and without swaptions Dec 31, 2011 - June 30, 2014

NASDAQ: AGNC Refer to the supplemental slide later in this presentation for further discussion on Duration Gap. 1. Durations are expressed in years. The -100 bps sensitivity analysis assumes an instantaneous parallel shift in interest rates and no further rebalancing actions. 10 ♦ The homeowner’s option to prepay their mortgage in a falling rate environment creates incremental interest rate risk that is not captured by our “spot” duration gap ♦ In environments where we face significant prepayment risk, we can hedge this exposure by:  Operating with a larger positive duration gap  Increasing our use of option-based hedges like receiver swaptions  Purchasing prepayment-protected specified pool assets THE IMPACT OF PREPAYMENT RISK ON DURATION GAP -0.1 0.4 -0.5 -0.6 -0.2 0.4 0.5 0.9 1.5 1.2 1.0 -1.1 -0.9 -1.6 -1.9 -2.4 -2.0 -0.7 -0.4 0.4 -0.4 -0.9 -3.0 -2.0 -1.0 0.0 1.0 2.0 3.0 D ur a ti on G a p ( in Y e a rs ) Net Duration Gap Net Duration Gap (Rates -100 bps) Shaded Area Represents Prepayment Risk GIVEN THE INCREASE IN INTEREST RATES AND THE SHIFTING COMPOSITION OF OUR ASSET PORTFOLIO, PREPAYMENT RISK IS SIGNIFICANTLY GREATER THAN EXTENSION RISK AGNC Net Duration Gap vs. Net Duration Gap Sensitivity (Rates -100 bps) 1 Dec 31, 2011 - June 30, 2014

NASDAQ: AGNC (3.0)1 . Net Duration Gap Net Duration Gap (Rates +100 bps) Net Duration Gap (Rates -100 bps) Refer to the supplemental slide later in this presentation for further discussion on Duration Gap. 1. Durations are expressed in years. The +/-100 bps sensitivity analysis assumes an instantaneous parallel shift in interest rates and no further rebalancing actions. 11 ♦ The goal of our risk management framework is not to eliminate interest rate risk, but rather to mitigate the adverse impact on our NAV across a wide range of interest rate scenarios ♦ We actively manage our exposure to both prepayment and extension risk through a combination of:  Asset selection  Option-based hedges  Actively managing our duration gap BALANCING BOTH PREPAYMENT AND EXTENSION RISK 1.5 1.5 1.1 0.9 1.9 1.7 0.7 1.2 1.8 1.6 1.7 -0.1 0.4 -0.5 -0.6 -0.2 0.4 0.5 0.9 1.5 1.2 1.0 -1.1 -0.9 -1.6 -1.9 -2.4 -2.0 -0.7 -0.4 0.4 -0.4 -0.9 -3.0 -2.0 -1.0 0.0 1.0 2.0 3.0 D ur a ti on G a p ( in Y e a rs ) Shaded Area Represents Risk Created by Negative Convexity WE STRATEGICALLY SET OUR “SPOT” DURATION GAP BASED ON OUR ASSESSMENT OF A NUMBER OF FACTORS INCLUDING THE LEVEL OF INTEREST RATES, PREPAYMENT RISK, EXTENSION RISK AND THE CORRELATION OF MBS SPREADS TO INTEREST RATE CHANGES AGNC Net Duration Gap vs. Net Duration Gap Sensitivity (Rates +/-100 bps) 1 Dec 31, 2011 - June 30, 2014

NASDAQ: AGNC

RECONCILING OUR ENHANCED INTEREST RATE DISCLOSURES

- **On a quarterly basis we also disclose our estimated net duration gap as well as our estimated duration gap following an immediate 100 and 200 bps increase in interest rates**
  - ✓ Going forward, we will also disclose our estimated duration gap following a 100 bps decrease in rates
- **Our duration gap disclosures can be used to estimate our NAV sensitivity**
  - ✓ At times this approach may lead to slightly different estimates given the nonlinearity of MBS negative convexity

AGNC NAV Sensitivity Rates + 100 Bps [1] As of June 30, 2014	
Spot Duration Gap	1.0
Duration Gap + 100 Bps	1.7
Average Duration Gap	1.4
6/30/14 At-Risk-Leverage	6.9
Estimated NAV Sensitivity	**-11%**

Average Duration (1.0 + 1.7)/2 = 1.4
Equity Leverage (6.9 +1) = 7.9
NAV Sensitivity 1.4 x 7.9 = 11%

AGNC NAV Sensitivity Rates -100 Bps [1] As of June 30, 2014	
Spot Duration Gap	1.0
Duration Gap - 100 Bps	-0.9
Average Duration Gap	0.1
6/30/14 At-Risk-Leverage	6.9
Estimated NAV Sensitivity	**0%**

Average Duration (1.0 + -.9)/2 = 0.05
Equity Leverage (6.9 +1) = 7.9
NAV Sensitivity 0.05 x 7.9 = .4% = 0%

- **On a quarterly basis we disclose our NAV sensitivity to various rate shocks, assuming no rebalancing actions**

AGNC Interest Rate Sensitivity [1]
As of June 30, 2014

Interest Rate Shock (bps)	Estimated NAV % Change [2]
-100	--%
-50	3%
50	-5%
100	-11%

American Capital Agency

1. Interest rate and MBS spread sensitivity are derived from models that are dependent on inputs and assumptions provided by third parties as well as by our investment team and, accordingly, actual results could differ materially from these estimates.
2. Estimated change as a percentage of NAV incorporates the impact of leverage

12

NASDAQ: AGNC Refer to the supplemental slide later in this presentation for further discussion on Duration Gap. 13 ♦ “Spot” duration gap times a portfolio’s leverage will not provide a robust measure of interest rate risk ♦ “Average” duration gap includes the effect of negative convexity and provides a better basis for measuring aggregate interest rate risk ♦ “Average” duration gap is more important than leverage in determining pure interest rate risk  A portfolio with debt-to-equity leverage of 8x and a 1 year average duration gap implies a 9% change in the portfolio’s NAV for a 100 bps change in interest rates  Alternatively, a portfolio with only 5x leverage and a 2 year average duration gap implies a 12% change in NAV for a 100 bps change in interest rates USING LEVERAGE TO QUANTIFY INTEREST RATE RISK Average Dur Gap 5x 6x 7x 8x 9x 0.5 3% 4% 4% 5% 5% 1.0 6% 7% 8% 9% 10% 1.5 9% 11% 12% 14% 15% 2.0 12% 14% 16% 18% 20% 2.5 15% 18% 20% 23% 25% Debt-to-Equity Leverage

NASDAQ: AGNC 14 ♦ We provide very substantial disclosures, which are intended to help investors better understand our exposure to interest rate risk and to mortgage spread risk ♦ We utilize a comprehensive and disciplined approach to risk management that continuously evolves with market conditions and portfolio composition ♦ Our risk management philosophy also recognizes the importance of striking an appropriate balance between risk and return ♦ Our risk management activities have reduced the volatility of our returns and have been an important driver of our industry leading returns CONCLUSION

© 2014 American Capital Agency Corp. All Rights Reserved. A DEEP DIVE INTO FINANCING AND DOLLAR ROLLS OCTOBER 1, 2014

NASDAQ: AGNC 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from such forecasts due to the impact of many factors beyond the control of American Capital Agency Corp. (“AGNC”). All forward-looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. AGNC disclaims any obligation to update such forward-looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about AGNC. They should be read in conjunction with our periodic reports that are filed from time to time with the SEC. Historical results discussed in this presentation are not indicative of future results. SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR STATEMENT

NASDAQ: AGNC 3 ♦ Financing Summary: Peter Federico  Repo funding highlights  Funding differences for on and off balance sheet assets ♦ The Tradeoff Between Specified Pools and Dollar Rolls: Chris Kuehl  MBS prepayment environment  Specified pools versus TBAs in the current environment ♦ Accounting Treatment and Tax Implications of Dollar Rolls: Bernice Bell  TBA considerations for REITs DISCUSSION OVERVIEW

FINANCING SUMMARY PETER FEDERICO

NASDAQ: AGNC

Funding Highlights

AGNC's liquidity position is stronger than it has ever been based on the combination of significant excess capacity, reduced roll over risk, more diversified counterparty exposure, and value-added roll financing

- **Significantly increased our excess repo funding capacity to about double our current outstanding repo balance**
- **Reduced funding concentration by adding counterparties and reducing our exposure to the largest banks**
  - ✓ Less than 12% with top 5 counterparties as of 6/30/14, compared to 18% as 12/31/11
- **Reduced funding rollover risk by extending the average maturity of our repo funding to 6 months from 1 month in 2011**
  - ✓ A portion of our repo funding now extends out to 5 years
- **Improved all-in funding levels and reduced reliance on repo funding via the proactive use of forward purchases of TBAs and dollar rolls**
- **Our strong liquidity position gives us the capacity to increase leverage at any time as investment opportunities evolve**

AGNC Repurchase Agreements
As of June 30, 2014 - $ in millions

Months to Maturity	Percent Outstanding	Repo Outstanding	Interest Rate	Average Days to Maturity
≤ 1	23%	$11,119	0.34%	15
> 1 to ≤ 3	31%	14,511	0.36%	54
> 3 to ≤ 6	22%	10,293	0.42%	138
> 6 to ≤ 9	10%	4,735	0.48%	236
> 9 to ≤ 12	5%	2,585	0.49%	309
> 12 to ≤ 24	5%	2,273	0.59%	485
> 24 to ≤ 36	1%	600	0.59%	782
> 36 to ≤ 48	1%	502	0.63%	1,355
> 48 to ≤ 60	2%	900	0.67%	1,726
Total / Wtd Avg	**100%**	**$47,518**	**0.41%**	**170**

AGNC Repo Counterparty Distribution

Region	Number	Funding %
North America	19	62%
Asia	5	12%
Europe	12	26%
Total	**36**	**100%**

American Capital Agency

5

NASDAQ: AGNC

Repo vs Dollar Roll Funding

In the current environment, TBA assets funded in the dollar roll market offer significantly better carry than the same assets funded in the repo market and held on-balance sheet

On Balance Sheet Funded Example

	Dollars *	Price in 32nds
Interest Income	$2,708	8.7
Repo Cost	($292)	(0.9)
Swap Cost	($1,000)	(3.2)
Net Interest Income	$1,416	4.6
Net Interest Margin	1.70%	

* dollars per million per month

TBA Dollar Roll Example

	Dollars *	Price in 32nds
Drop Income	$3,031	9.7
Repo Cost	$0	0.0
Swap Cost	($1,000)	(3.2)
Net Interest Income	$2,031	6.5
Net Interest Margin	2.44%	

* dollars per million per month

- **In this hypothetical example, the net interest income for one month on a 30 year Fannie Mae 4% is 4.5/32nds**
- **Repo funding assumed to be 30 days at 0.35%**
- **Swap hedge assumed to be a 5 year pay fixed swap at 1.85%**
- **The net interest margin is 170 bps after hedge costs**

- **In this hypothetical example, the net income for a one month roll for 30 year Fannie Mae 4% is 6.5/32nds**
- **TBA "specialness" results in a pick-up of about 2/32nd in price per month or 74 bps per year of additional carry relative to the same assets funded on balance sheet with repo**
- **The net interest margin is 244 bps after hedge costs**
- **The income from the dollar roll funded position is 143% of the income generated from the Repo funded MBS position.**
  - ✓ In this example, you would need $1.43 billion in repo funded positions to earn a comparable amount to a $1 billion dollar roll position

American Capital Agency

Note: The hypothetical example above assumes a 30 year 4% FNM MBS with a 3.25% yield at a lifetime constant prepayment rate ("CPR") of 8%

6

THE TRADEOFF BETWEEN SPECIFIED POOLS AND DOLLAR ROLLS CHRIS KUEHL

NASDAQ: AGNC Source: Morgan Stanley 1. FNMA 2011 30 year cohorts exclude specified pools, CMOs and FED holdings; FNMA MLB cohorts represent 30 year 2011 original loan balances > $85k and ≤ $110k 8 PREPAYMENT ENVIRONMENT REFINANCING ACTIVITY REMAINS MUTED FOR MOST OF THE MARKET 0 2 4 6 8 10 12 14 1 Month CPR 1 0 5 10 15 20 25 30 35 40 4.0% FNMA 2011 4.0% FNMA MLB 3.5% FNMA 2011 3.5% FNMA MLB

NASDAQ: AGNC

HYPOTHETICAL YIELD SENSITIVITY – 30 YEAR 4% MBS

TODAY'S PREPAYMENT ENVIRONMENT HAS REDUCED THE NEED TO OWN SPECIFIED POOLS

2012 – 2013					
Prepayment - CPR	**10**	**20**	**25**	**30**	**40**
Asset Yield	2.93%	2.24%	1.86%	1.45%	0.55%
Repo Cost	0.35%	0.35%	0.35%	0.35%	0.35%
Interest Rate Spread [1]	2.58%	1.89%	1.51%	1.10%	0.20%
Monthly Carry (32nds)	6.9	5.0	4.0	2.9	0.5

** Price 106-14/32nds, as of 06/30/12, 07/12/12 settle*

- **In 2012 – 2013, TBA delivery risk was high**
- **TBA delivery likely prepaying around 30% CPR, resulting in relatively unattractive returns**

2014					
Prepayment - CPR	**0**	**8**	**10**	**12**	**15**
Asset Yield	3.59%	3.25%	3.15%	3.04%	2.89%
Repo Cost	0.35%	0.35%	0.35%	0.35%	0.35%
Interest Rate Spread [1]	3.24%	2.90%	2.80%	2.69%	2.54%
Monthly Carry (32nds)	8.6	7.7	7.5	7.2	6.8
1 Month Roll Drop (32nds)			9.7		

** Price 105-1/32nds, as of 09/19/14, 10/14/12 settle*

- **Today, prepayment speed differences between generic TBA MBS and specified pools have largely converged**
- **TBA roll carry is better than specified pools paying at 0% CPR**
- **Even if roll carry worsens, it will likely still be attractive relative to repo funded specified pools**

Hypothetical prepayment speeds, REPO, and roll drop assumptions are for illustrative purposes only to show the effect on yields and spreads. Yields calculated above are shown using TBA prices. Specified collateral such as lower loan balance trade at significant premiums to TBA prices and thus yields at the speeds listed above will be materially lower. Actual results could differ materially from those shown above.

American Capital Agency

Source: Bloomberg
1. Does not include hedge costs

9

ACCOUNTING TREATMENT AND TAX IMPLICATIONS OF DOLLAR ROLLS BERNICE BELL

NASDAQ: AGNC ♦ TBA dollar roll transactions are accounted for as a series of derivative transactions under GAAP  TBA contracts are reported at fair value, net of the forward price to be paid or received, in derivative assets/liabilities on our consolidated balance sheet  Dollar roll income and any gains/losses due to fluctuations in fair value are recognized in gain/loss on derivative instruments ♦ We treat TBAs as qualifying income and assets for our gross income and asset tests under our REIT compliance thresholds  Based on a legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP 1 ♦ Dollar roll income and mark-to-market gains/losses are recognized when realized for income tax purposes, which generally corresponds to the TBA settlement date (i.e. monthly)  By comparison, net interest income from MBS held in pool form (“repo funded assets”) is included in taxable income on an accrual basis, while mark-to-market gains/losses are not recognized for income tax purposes until sold ♦ Dollar roll income/loss from TBA contracts is recognized as a short-term capital gain/loss for income tax purposes HOW TBAS FIT INTO A MORTGAGE REIT 1. Opinions of counsel are not binding on the IRS, and no assurance can be given that the IRS will not successfully challenge the conclusions set forth in such opinions. In addition, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP is based on various assumptions relating to our TBAs and is conditioned upon fact-based representations and covenants made by our management regarding our TBAs. 11

NASDAQ: AGNC ♦ As of June 30, 2014, AGNC had $3.89 per common share of unutilized capital loss carry forwards  Incurred as a result of repositioning the portfolio in 2013, which generated significant realized losses for tax purposes ♦ Since dollar roll income is treated as capital gains for tax purposes, it currently serves as an offset against AGNC’s prior year capital loss carry forward and, compared to repo funded assets, results in lower taxable income ♦ Taxable income determines AGNC’s minimum REIT distribution requirements, however, the nature of AGNC’s dividend to shareholders is determined by AGNC’s “Earnings and Profit” ♦ “Earnings and Profit” is a tax measure that generally conforms to taxable income  However, for REITs, neither non-deductible capital losses nor the subsequent utilization of capital loss carry forwards reduces current year “Earnings and Profit,” even though the such utilization reduces a REIT’s current taxable income 1 ♦ Dividend distributions are deemed to first come from a REIT's current year “Earnings and Profit,” and then its accumulated (beginning of year) “Earnings and Profit,” and excess distributions thereafter are considered to be a “Return of Capital”  AGNC’s 2014 dividends are anticipated to exceed its current year taxable income, but are not anticipated to exceed its current year “Earnings and Profit” and, therefore, are unlikely to be treated as a “Return of Capital” to shareholders when the final tax characterization of AGNC’s dividends is determined and reported to shareholders on Form 1099-DIV after the calendar year end  Additionally, AGNC anticipates that its current year dividends will be characterized as ordinary dividend income to shareholders when the final tax characterization is determined CAPITAL GAINS FROM DOLLAR ROLL INCOME ARE CURRENTLY EXCLUDED FROM AGNC’S TAXABLE INCOME AS THEY ARE OFFSET BY AGNC’S PRIOR YEAR CAPITAL LOSS CARRY FORWARD. HOWEVER, CAPITAL LOSS CARRY FORWARDS DO NOT REDUCE AGNC’S DISTRIBUTABLE “EARNINGS & PROFIT” IMPLICATIONS OF DOLLAR ROLL TAX TREATMENT FOR AGNC 1. Pursuant to Section 857(d)(1) of the Internal Revenue Code of 1986, as amended 12

© 2014 American Capital Agency Corp. All Rights Reserved. © 2014 American Capital Mortgage Investment Corp. All Rights Reserved. WHAT DOES THE FUTURE HOLD FOR AGNC & MTGE OCTOBER 1, 2014

2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from such forecasts due to the impact of many factors beyond the control of American Capital Agency Corp. (“AGNC”) and American Capital Mortgage Investment Corp. (“MTGE”). All forward-looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. AGNC and MTGE disclaim any obligation to update such forward-looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about AGNC and MTGE. They should be read in conjunction with our periodic reports that are filed from time to time with the SEC. Historical results discussed in this presentation are not indicative of future results. SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR STATEMENT

3 ♦ The post financial crisis period has been a favorable “cyclical” environment for the mortgage REIT space ♦ We believe that the bulk of the benefits of the structural changes to the mortgage market landscape stemming from the changes to the GSEs have yet to be realized because:  FED MBS purchases have dwarfed the declines in the GSE portfolios  The GSEs/FHA still account for the vast majority of all new originations  New non-agency securitization volumes are negligible  GSE credit risk transfers are just beginning to ramp up ♦ We are confident that the structural shift toward greater reliance on private capital should provide significant opportunities for the mortgage REIT space over the intermediate to longer term, encompassing the agency, non-agency, and MSR sectors INTRODUCTION

Source: Nomura Securities, Morgan Stanley Inc. 4 THE FED’S INVOLVEMENT IN AGENCY MBS HAS SIGNIFICANTLY DELAYED THE TIMING OF “STRUCTURALLY” WIDER SPREADS DUE TO SMALLER GSE PORTFOLIOS AGNC MBS: GSE/GOVERNMENT AGENCY MBS HOLDINGS $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 Total GSE (FN/FRE) Federal Reserve FED/GSE Agency MBS Holdings ($Trillions)

-$200 -$150 -$100 -$50 $0 $50 $100 $150 $200 $250 1 Q 2 0 0 0 3 Q 2 0 0 0 1 Q 2 0 0 1 3 Q 2 0 0 1 1 Q 2 0 0 2 3 Q 2 0 0 2 1 Q 2 0 0 3 3 Q 2 0 0 3 1 Q 2 0 0 4 3 Q 2 0 0 4 1 Q 2 0 0 5 3 Q 2 0 0 5 1 Q 2 0 0 6 3 Q 2 0 0 6 1 Q 2 0 0 7 3 Q 2 0 0 7 1 Q 2 0 0 8 3 Q 2 0 0 8 1 Q 2 0 0 9 3 Q 2 0 0 9 1 Q 2 0 1 0 3 Q 2 0 1 0 1 Q 2 0 1 1 3 Q 2 0 1 1 1 Q 2 0 1 2 3 Q 2 0 1 2 1 Q 2 0 1 3 3 Q 2 0 1 3 1 Q 2 0 1 4 Agency and Non Agency MBS Source: Nomura Securities, Morgan Stanley Inc. 5 ADDITIONALLY, THE DRAMATIC DECREASE IN SUPPLY WILL FURTHER DELAY ANY CHEAPENING TO MORTGAGE VALUATIONS AGENCY MBS: LACK OF GROSS AND NET SUPPLY $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 1 Q 2 0 0 0 3 Q 2 0 0 0 1 Q 2 0 0 1 3 Q 2 0 0 1 1 Q 2 0 0 2 3 Q 2 0 0 2 1 Q 2 0 0 3 3 Q 2 0 0 3 1 Q 2 0 0 4 3 Q 2 0 0 4 1 Q 2 0 0 5 3 Q 2 0 0 5 1 Q 2 0 0 6 3 Q 2 0 0 6 1 Q 2 0 0 7 3 Q 2 0 0 7 1 Q 2 0 0 8 3 Q 2 0 0 8 1 Q 2 0 0 9 3 Q 2 0 0 9 1 Q 2 0 1 0 3 Q 2 0 1 0 1 Q 2 0 1 1 3 Q 2 0 1 1 1 Q 2 0 1 2 3 Q 2 0 1 2 1 Q 2 0 1 3 3 Q 2 0 1 3 1 Q 2 0 1 4 Agency MBS NonAgency MBS Mortgage Market Gross Supply ($BB) Mortgage Market Net Supply ($BB)

Source: CitiVelocity 6 FED HOLDINGS, LACK OF SUPPLY, INVESTOR UNDERWEIGHTS, FAVORABLE FINANCING, AND RELATIVE VALUE CONSIDERATION VERSUS OTHER FIXED-INCOME ASSETS SHOULD CONTINUE TO SUPPORT AGENCY SPREADS OVER THE NEAR TERM AGENCY MBS: VALUATION CONSIDERATIONS Composite Spreads – Relative Value 0 50 100 150 200 250 300 -60 -40 -20 0 20 40 60 IG 7 Y r Inde x S pr e a d ( B P S ) 3 0 Y r C urr e n t C oup o n O A S ( B P S ) 30yr Current Coupon OAS (Left) IG 7yr Index Spread (Right)

1. Source: CoreLogic, 1010data; Legacy Non-Agency Outstanding UPB for deals issued prior to 2010 and reported in CoreLogic Database 7 ♦ The legacy non-agency MBS space continues to contract due to defaults, prepayments, and scheduled amortization  Averaging 15% year over year declines with the trend likely to continue ♦ The GSE and GNMA market share has remained over 80% of total originations ♦ Jumbo originations are muted and what is produced have negligible credit risk  Attractive for banks to retain new jumbo originations $1,915 $1,570 $1,320 $1,124 $938 $785 $- $500 $1,000 $1,500 $2,000 1/1/2009 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 Always Current Reperforming Delinquent CREDIT RISK AVAILABLE FOR PRIVATE INVESTORS HAS DECLINED MATERIALLY OVER THE PAST 5 YEARS BUT IS LIKELY TO REVERSE SOON MORTGAGE CREDIT: SHRINKING SUPPLY Legacy Non-Agency Outstanding UPB ($BB)1

Source: Bloomberg, CoreLogic 1010data, and Intex; Credit Bonds Sold: Bonds issued with AA and lower ratings 8 ♦ GSE risk sharing transactions are the major source of credit risk to the market, not jumbo or non-agency originations  GSE’s have sold credit risk off of approximately $308B of mortgage loans during the last four quarters vs. jumbo securitizations totaling less than $5B  GSE tranches totaled $9.6B vs. around $367MM for total non-agency securitizations MORTGAGE CREDIT: GSE CREDIT SALES WILL BE MATERIAL $18.5 $48.3 $51.8 $83.3 $125.3 $4.0 $4.4 $4.0 $0.8 $0.9 $1.1 $1.9 $0 $20 $40 $60 $80 $100 $120 $140 2013-Q1 2013-Q2 2013-Q3 2013-Q4 2014-Q1 2014-Q2 2014-Q3 Credit Risk Transfer Reference UPB Jumbo Securitzation Notional Amount of Loan Risk ($BB) $500 $1,305 $1,758 $2,566 $3,952 $280 $344 $305 $63 $75 $85 $144 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2013-Q1 2013-Q2 2013-Q3 2013-Q4 2014-Q1 2014-Q2 2014-Q3 Credit Risk Transfer Issuance Jumbo Subs Credit Bonds Sold ($MM)

9 ♦ Opportunities in the new origination MSR landscape have developed relatively slowly  Significant capital was raised targeting MSR investments over the last 2 years in anticipation of bank sales and attractive returns. This capital will likely be largely invested over the remainder of 2014  Banks have concentrated their sales on legacy, non-performing servicing  Until recently, wide origination margins allowed originators to retain MSR, but this trend is reversing rapidly ♦ New capital requirements for banks and a more onerous regulatory environment for both originators and servicers should significantly decrease the depository footprint in MSR ♦ Lower origination margins and higher servicing multiples should force most non- bank originators to sell the majority of their MSR ♦ Mortgage REITs are well positioned to take advantage of the MSR opportunity over time given their permanent capital, prepayment expertise, and their ability to leverage the hedging benefits of IO type cash flows MORTGAGE SERVICING RIGHTS

10 ♦ Near term:  Little incentive currently to reduce leverage as agency MBS technicals remain favorable and investment returns competitive given dollar roll financing advantages  Active management and willingness to reposition the portfolio as market conditions dictate ♦ Intermediate picture:  Likely operating with somewhat lower leverage with a larger duration gap  Increased focus on IO/MSR cash flows  May consider limited investments in highly rated senior tranches of future non-agency securitizations  Willingness to consider more direct involvement in the origination and sourcing of both MSR and MBS ♦ Longer term:  Higher leverage as structural changes significantly enhance ROEs  Increasing probability of growth opportunities from accretive equity raises as private capital finances a larger percentage of the market as FED holdings decline  Proactive approach to evaluating new opportunities throughout the agency space or with respect to private label surrogates (such as senior tranches) including origination, servicing, financing, and investing WHAT CAN YOU EXPECT FROM AGNC?

11 ♦ Near term:  Little incentive to reduce agency leverage  Maintenance of current legacy non-agency portfolio  Opportunistic investment in GSE risk transfer securitizations  Focus on improving operating efficiencies of servicing operation and diversification of MSR holdings ♦ Intermediate picture:  Lower agency capital allocation with a larger duration gap  Potentially meaningful amount of capital dedicated to GSE risk transfer securities as supply likely to produce opportunities sooner than in other parts of the market (REIT rules could limit involvement to around 20% of income)  Potential to grow involvement in origination and new non-agency securitization (will consider the development of conduit capabilities)  Increased focus on IO/MSR cash flows ♦ Longer term:  Higher aggregate leverage as structural changes significantly enhance ROEs on all MBS investments  Increasing probability of growth opportunities via accretive equity offerings  Proactive approach to evaluating new opportunities throughout the mortgage market WHAT CAN YOU EXPECT FROM MTGE?